UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2019

ULTRAGENYX PHARMACEUTICAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Leveroni Court

Novato, California 94949

(Address of Principal Executive Offices, and Zip Code)

(415) 483-8800

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	The Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2019, Ultragenyx Pharmaceutical Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of April 15, 2019, 57,339,027 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 54,163,035 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting.

Proposal No. 1 – Election of Class III Directors

At the Annual Meeting, the Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors to hold office until the 2022 Annual Meeting of Stockholders or until their successors are elected. The votes on Proposal 1 were as follows:

Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
William Aliski	48,339,981	1,017,561	4,805,493
Lars Ekman, M.D., Ph.D.	37,773,832	11,583,710	4,805,493
Matthew K. Fust	37,479,309	11,878,233	4,805,493

Proposal No. 2 – Ratification of Selection of Independent Registered Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019. The votes on Proposal 2 were as follows:

Votes For	Votes Against	Abstentions
54,071,405	67,929	23,701

Proposal No. 3 – Advisory (Non-Binding) Vote to Approve Executive Compensation

At the Annual Meeting, the Company’s stockholders voted, on an advisory basis, in favor of a resolution approving the compensation the Company pays to its “named executive officers” as described in the Proxy Statement. The votes on Proposal 3 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,579,422	15,706,624	71,496	4,805,493

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2019	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Shalini Sharp
Shalini Sharp
Executive Vice President, Chief Financial Officer